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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in Amendment No. 1 to the Registration Statement (Form S-8 No. 333-77009) pertaining to the StarTek, Inc. Stock Option Plan and the StarTek, Inc. Director Stock Option Plan of our report dated February 14, 2002, with respect to the consolidated financial statements of StarTek, Inc. included in the Form 10-K for the year ended December 31, 2001.

                      /s/ ERNST & YOUNG LLP

Denver, Colorado
March 29, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS